SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2004

Federal Signal Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-693	36-1063330

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)

(630) 954-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 26, 2004, Federal Signal Corporation (the “Registrant”) issued an earnings release announcing its financial results for the third quarter ended September 30, 2004. A copy of the earnings release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The Registrant also held a conference call on October 26, 2004 in connection with the earnings release for the third quarter ended September 30, 2004. A replay of the conference call is accessible from the Registrant’s web site at www.federalsignal.com through 5:00 p.m. Eastern Time, Wednesday, November 24, 2004.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Federal Signal Corporation Press Release Dated October 26, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL SIGNAL CORPORATION

Dated: October 27, 2004	By: /s/ Robert D. Welding

Robert D. Welding
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No	Description
99.1	Press Release Dated October 26, 2004